                                                                    EXHIBIT 24.1


                             DIRECTOR AND OFFICER OF
                               ROADWAY CORPORATION

                       REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


         The undersigned director and/or officer of Roadway Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 10, 2001.



                             /s/ Michael W. Wickham
                             ----------------------
                               Michael W. Wickham
                Chairman of the Board and Chief Executive Officer

                                   OFFICER OF
                               ROADWAY CORPORATION

                       REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


         The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                          EXECUTED as of July 13, 2001.



                            /s/ J. Dawson Cunningham
                       ----------------------------------
                              J. Dawson Cunningham
              Executive Vice President and Chief Financial Officer

                                   OFFICER OF
                               ROADWAY CORPORATION

                       REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


         The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 10, 2001.



                               /s/ James D. Staley
                         -----------------------------
                                 James D. Staley
                      President and Chief Financial Officer

                                   DIRECTOR OF
                               ROADWAY CORPORATION

                       REGISTRATION STATEMENTS ON FORM S-8


                                POWER OF ATTORNEY


         The undersigned director and/or officer of Roadway Express, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Michael W. Wickham, James D. Staley, J. Dawson Cunningham and John J. Gasparovic, or any of them, with full power of substitution and resubstitution, as attorneys or attorney of the undersigned, for him or her and in his or her name, place and stead, to sign and file under the Securities Act of 1933 one or more amendments to the Company's Registration Statement(s) on Form S-8 relating to the registration for sale of the Company's common stock, par value $.01 per share, and any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such registration(s), with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                         EXECUTED as of July 10, 2001.






                         [Signatures on following page.]

       /s/ Frank P. Doyle                     /s/ Phillip J. Meek
-----------------------------           ----------------------------
       Frank P. Doyle                         Phillip J. Meek
          Director                               Director


       /s/ John F. Fiedler                    /s/ Carl W. Schafer
-----------------------------           ----------------------------
       John F. Fiedler                         Carl W. Schafer
          Director                               Director


        /s/ Dale F. Frey                      /s/ Sarah Roush Werner
-----------------------------           ----------------------------
          Dale F. Frey                        Sarah Roush Werner
          Director                               Director